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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 19, 2003


                                IMAX CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


         0-24216                                         98-0140269
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        2525 SPEAKMAN DRIVE, SHERIDAN PARK, MISSISSAUGA, ONTARIO L5K 1B1
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           (Address of Principal Executive Offices)           (Zip Code)


                                 (905) 403-6500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

IMAX Corporation (the "Corporation") announced that it has retired approximately $22 million in face value of its $200 million of senior notes due December 2005 in exchange for approximately 2.9 million newly-issued common shares of the Corporation. After giving effect to these transactions, approximately $178 million of the notes remain outstanding. When combined with the Corporation's prior debt retirements in 2001 and 2002, the Corporation has reduced its total debt by more than 40% in less than two years. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMAX CORPORATION
                                       (Registrant)



Date:  June 19, 2003                   By:        /s/   Bradley J. Wechsler
                                              ----------------------------------
                                              Name:   Bradley J. Wechsler
                                              Title:  Co-Chairman and
                                                      Co-Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit       Description
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99.1          Press Release dated June 19, 2003